SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2012
Huntington Auto Trust 2012-1
(Issuing Entity with respect to Securities)
Huntington Funding, LLC
(Depositor with respect to Securities)

The Huntington National Bank
(Sponsor with respect to Securities)

Delaware	333-179209-01	45-6736173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Huntington Funding, LLC c/o Corporation Service Company 2711 Centerville Road, Suite 400 Wilmington, Delaware (Address of principal executive offices)	19808 (Zip Code)

Registrant’s telephone number, including area code: (614) 480-1671

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

    Huntington Funding, LLC (the “Depositor”) has registered an issuance of $1,300,000,000 in principal amount of asset backed notes and asset backed certificates on Form S-3 (Registration File No. 333-179209) under the Securities Act of 1933, as amended (the “Act”), filed on January 27, 2012, as amended by Pre-Effective Amendment No. 1 on February 15, 2012 and Pre-Effective Amendment No. 2 on February 21, 2012 (as amended, the “Registration Statement”).

    On March 1, 2012, the Depositor and The Huntington National Bank entered into an Underwriting Agreement with The Huntington Investment Company, as an underwriter, and Credit Suisse Securities (USA) LLC, as representative of the several other underwriters named therein (together with The Huntington Investment Company, the “Underwriters”), for the issuance and sale of certain asset backed notes of Huntington Auto Trust 2012-1 (the “Issuing Entity”) in the following classes: (i) the Auto Loan Asset Backed Class A-1 Notes (the “Class A-1 Notes”), (ii) the Auto Loan Asset Backed Class A-2 Notes (the “Class A-2 Notes”), (iii) the Auto Loan Asset Backed Class A-3 Notes (the “Class A-3 Notes”), (iv) the Auto Loan Asset Backed Class A-4 Notes (the “Class A-4 Notes”), (v) the Auto Loan Asset Backed Class B Notes (the “Class B Notes”), (vi) the Auto Loan Asset Backed Class C Notes (the “Class C Notes”) and (vii) the Auto Loan Asset Backed Class D Notes (the “Class D Notes” and, collectively with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Offered Notes”). The Offered Notes  have an aggregate principal balance of $1,300,000,000 and have been registered pursuant to the Act under the Registration Statement. It is expected that the Offered Notes will be issued on or about March 8, 2012 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Offered Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of January 31, 2012, between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Offered Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail installment sale contracts and/or installment loans (the “Receivables”) that are secured by new and used automobiles and light-duty trucks.

Respective legal opinions of K&L Gates LLP and Shearman & Sterling LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Exhibits

Exhibit 1.1
Underwriting Agreement, dated as of March 1, 2012, by and among Huntington Funding, LLC, The Huntington National Bank, The Huntington Investment Company, as an underwriter, and Credit Suisse Securities (USA) LLC, as representative of the several other underwriters named therein.

Exhibit 4.1	Indenture, dated as of January 31, 2012, between Huntington Auto Trust 2012-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of January 31, 2012, between Huntington Funding, LLC and Wilmington Trust, National Association, as Owner Trustee.

Exhibit 4.3	Asset Purchase Agreement, dated as of January 31, 2012, between The Huntington National Bank, as Loan Seller, and Huntington Funding, LLC, as Purchaser.

Exhibit 5.1	Opinion of Counsel of K&L Gates LLP, dated as of March 8, 2012.

Exhibit 8.1	Opinion of Counsel of Shearman & Sterling LLP, dated as of March 8, 2012.

Exhibit 99.1
Administration Agreement, dated as of January 31, 2012, among Huntington Auto Trust 2012-1, as Issuing Entity, The Huntington National Bank, a national banking association, as Administrator, Wilmington Trust, National Association, as Owner Trustee and Deutsche Bank Trust Company Americas, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee.

Exhibit 99.2
Sale and Servicing Agreement, dated as of January 31, 2012, among Huntington Auto Trust 2012-1, as Issuing Entity, Huntington Funding, LLC, as Depositor, The Huntington National Bank, as Loan Seller, Servicer, Administrator, Calculation Agent and Custodian and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON FUNDING, LLC

By:	/s/ Scott J. McKim
	Name:	Scott J. McKim
	Title:	Vice President and Chief Financial Officer

Dated: March 8, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated as of March 1, 2012, by and among Huntington Funding, LLC, The Huntington National Bank, The Huntington Investment Company, as an underwriter, and Credit Suisse Securities (USA) LLC, as representative of the several other underwriters named therein.

Exhibit 4.1	Indenture, dated as of January 31, 2012, between Huntington Auto Trust 2012-1 and Deutsche Bank Trust Company Americas, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of January 31, 2012, between Huntington Funding, LLC and Wilmington Trust, National Association, as Owner Trustee.

Exhibit 4.3	Asset Purchase Agreement, dated as of January 31, 2012, between The Huntington National Bank, as Loan Seller, and Huntington Funding, LLC, as Purchaser.

Exhibit 5.1	Opinion of Counsel of K&L Gates LLP, dated as of March 8, 2012.

Exhibit 8.1	Opinion of Counsel of Shearman & Sterling LLP, dated as of March 8, 2012.

Exhibit 99.1
Administration Agreement, dated as of January 31, 2012, among Huntington Auto Trust 2012-1, as Issuing Entity, The Huntington National Bank, a national banking association, as Administrator, Wilmington Trust, National Association, as Owner Trustee and Deutsche Bank Trust Company Americas, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee.

Exhibit 99.2
Sale and Servicing Agreement, dated as of January 31, 2012, among Huntington Auto Trust 2012-1, as Issuing Entity, Huntington Funding, LLC, as Depositor, The Huntington National Bank, as Loan Seller, Servicer, Administrator, Calculation Agent and Custodian and Deutsche Bank Trust Company Americas, as Indenture Trustee.